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              VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPAL FUNDS
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         MAY 1, 2007 - OCTOBER 31, 2007
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
                                                                     AMOUNT OF     % OF      % OF
                      PURCHASE/            OFFERING      TOTAL         SHARES    OFFERING   FUNDS
      SECURITY          TRADE    SIZE OF   PRICE OF    AMOUNT OF     PURCHASED   PURCHASED   TOTAL                           FROM
     PURCHASED          DATE     OFFERING   SHARES     OFFERING       BY FUND     BY FUND   ASSETS         BROKERS         PURCHASED
--------------------  --------   --------  --------  --------------  ----------  ---------  ------  ---------------------  ---------
 Massachusetts St.    06/15/07      --      $100.00   $106,670,000    1,000,000    0.94%     0.07%     Lehman Brothers,    Lehman
  Housing Finance                                                                                        JPMorgan, UBS     Brothers
     Agency                                                                                            Investment Bank,
                                                                                                     A.G. Edwards & Sons,
                                                                                                         Inc., Banc of
                                                                                                      America Securities
                                                                                                      LLC, Bear Stearns &
                                                                                                     Co. Inc., Citigroup,
                                                                                                         First Albany
                                                                                                       Capital, Goldman,
                                                                                                       Sachs & Co., Loop
                                                                                                       Capital Markets,
                                                                                                     LLC, Merrill Lynch &
                                                                                                     Co., Morgan Stanley,
                                                                                                      Piper Jaffray & Co.
                                                                                                      and Raymond James &
                                                                                                       Associates, Inc.
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
 California Housing   06/29/07      --      $100.00   $350,000,000    5,000,000    1.43%     0.36%   Merrill Lynch & Co.,  Merrill
Authority Fin Agency                                                                                  Bear Stearns & Co.    Lynch
4.95% due 08/01/2023                                                                                 Inc., Goldman, Sachs
                                                                                                     & Co., A. G. Edwards
                                                                                                       & Sons, Inc. and
                                                                                                        Morgan Stanley

  Buckeye Tobacco     10/24/07      --      $97.08   $5,531,594,541  13,250,000    0.24%     0.94%    Bear, Stearns & Co.   Bear
Settlement Financing                                                                                   Inc., Citi, DEPFA   Stearns
       Agency                                                                                            First Albany
                                                                                                        Securities LLC,
                                                                                                     Goldman Sachs & Co.,
                                                                                                       JPMorgan, Merrill
                                                                                                      Lynch & Co., Morgan
                                                                                                         Stanley, A.G.
                                                                                                     Edwards & Sons, Inc.
                                                                                                        Banc of America
                                                                                                        Securities LLC,
                                                                                                      Butler Wick & Co.,
                                                                                                        Inc., Fidelity
                                                                                                        Capital Markets
                                                                                                        Services, Fifth
                                                                                                       Third Securities,
                                                                                                     Inc., The Huntington
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
                                                                                                      Investment Company,
                                                                                                       Key Banc Capital
                                                                                                        Markets Lehman
                                                                                                        Brothers, Loop
                                                                                                       Capital Markets,
                                                                                                         LLC, NatCity
                                                                                                       Investments Inc.,
                                                                                                     PNC Capital Markets,
                                                                                                        Raymond James &
                                                                                                       Associates, Inc.,
                                                                                                    RBC Capital Markets,
                                                                                                        Rice Financial
                                                                                                       Products Company,
                                                                                                       Robert W. Balrd &
                                                                                                        Co., SBK-Brooks
                                                                                                       Investment Corp.,
                                                                                                       Siebert Brandford
                                                                                                     Shank & Co., LLC and
                                                                                                      UBS Investment Bank

Connecticut Housing   10/25/07      --      $100.00   $127,700,000    7,500,000    4.21%     0.55%     Goldman, Sachs &    Goldman
   Finance Agency                                                                                     Co., Citi, Merrill    Sachs
                                                                                                       Lynch & Co., Alta
                                                                                                      Capital Group, Banc
                                                                                                          of America
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
                                                                                                     Securities LLC, M.R.
                                                                                                        Beal & Company,
                                                                                                      Bear, Stearns & Co.
                                                                                                         Inc., Cabrera
                                                                                                       Capital Markets,
                                                                                                     A.G. Edwards & Sons,
                                                                                                         Inc., Morgan
                                                                                                     Stanley, Roosevelt &
                                                                                                       Cross, Inc., UBS
                                                                                                      investment Bank and
                                                                                                         Wachovia Bank
                                                                                                      National Associates
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